[GRAPHIC]








The Portugal Fund, Inc.
-----------------------
SEMI-ANNUAL REPORT
JUNE 30, 1998

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          7

Statement of Assets and Liabilities..........................................................          8

Statement of Operations......................................................................          9

Statement of Changes in Net Assets...........................................................         10

Financial Highlights.........................................................................         11

Notes to Financial Statements................................................................         12

Results of Annual Meeting of Shareholders....................................................         16

Description of Dividend Reinvestment and Cash Purchase Plan..................................         17

PICTURED ON THE COVER IS THE AMOREIRAS SHOPPING CENTER LOCATED IN LISBON, PORTUGAL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                  August 3, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the six months ended June 30, 1998.

At June 30, 1998, the Fund's net assets were $136.0 million. Net asset value ("NAV") per share was $25.44, as compared to $19.45 at December 31, 1997.

PERFORMANCE

For the period January 1, 1998 through June 30, 1998, the Fund's total return, based on NAV, was 30.8%, as compared to 29.7% for the Morgan Stanley Capital International Portugal Index (the "Index").

The Fund's outperformance of the Index benchmark was largely due to positive stock selection in the telecommunications sector. I chose to overweight Telecel-Comunicacaoes Pessoais, S.A., the mobile service provider (which I discuss in greater detail later in this report), at the expense of Portugal Telecom, S.A., the incumbent fixed-line operator. Offsetting this, however, was an underweight stance (I.E., relative to the Index) in the banking sector, in which I reduced positions based on valuation concerns. Bank stocks ended up outperforming as a result both of consolidation activity and the high liquidity levels that have helped to drive the market throughout 1998 thus far.

INVESTMENT PERSPECTIVE

                PORTUGAL HAS OUTPERFORMED OTHER EUROPEAN MARKETS
               (Total returns on MSCI indices, January-June 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portugal           29.7%
EAFE Europe        26.7%
Netherlands        23.2%
Switzerland        20.7%
U.K.               15.7%
Denmark            10.9%

           SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL

Following a vibrant 1997, Portugal continues to be among the strongest European equity markets thus far in 1998. As the chart above indicates, Portugal has outperformed many of its European counterparts.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Several factors are most responsible for the market's strength year to date:
LOCAL LIQUIDITY CONDITIONS. Domestic investment funds and pension plans are aggressively raising their exposure to equities. 26% of total assets in investment funds, for example, was allocated to equities at the end of the first quarter, up significantly from 9% at year-end 1996. There is still plenty of room left to go: Portugal's equity allocation is considerably lower than that of other European nations.

EUROPEAN MONETARY UNION. This has aided Portuguese stocks in two ways. First, the requirement that individual-nation European interest rates converge into a single pan-European rate has forced Portuguese rates significantly downward. Second, Portugal's selection as a first-round EMU member has raised investor confidence even higher than previously.

THE "INDEX EFFECT." The Portuguese market has also benefited from increased inflows of foreign funds as a result of Portugal's move in late 1997 from emerging-to-developed market status within the MSCI group of benchmark international indices.

MERGER AND ACQUISITION ACTIVITY. Consolidation in the banking sector (both real and rumored) has pushed up the prices of bank stocks. Since banks account for about one-third of the market, moreover, Portuguese stocks in general have risen as well.

In my view, the market has probably run its course in the near term. It is important to keep in mind, though, that Portugal's macroeconomic environment remains highly favorable for investment. Economic growth is accelerating, for example. I project GDP to rise about 4% in 1998 vs. 3.6% in 1997. Inflation should keep stable and low, at about 2.2% for 1998 vs. 2.1% in 1997. The Central Bank has cut short-term interest rates in several stages to 4.2% from 4.9% at year-end 1997. I would not be surprised to see another 20-50 basis points in cuts through the end of the year. Finally, analysts project corporate earnings per share to grow at a 27% rate this year, compared to 15-19% in other European countries.
PORTFOLIO STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                                  PERCENT OF
      HOLDING                        SECTOR       NET ASSETS
   1. Portugal Telecom              Telecom.        17.2
   2. EDP                         Electricity       14.7
   3. Semapa                      Construction       5.5
   4. Jeronimo Martins          Food/Bev/Tobacco     5.0
   5. Mundial Confianca            Insurance         4.4
   6. Tranquilidade                Insurance         4.1
   7. Sonae Investimentos           Consumer         3.9
   8. CIN                          Chemicals         3.6
   9. Banco Espirito Santo          Banking          3.6
  10. BCP                           Banking          3.4
*Company names and sectors are abbreviations of those found
 in the chart on page 6.

                                SECTOR BREAKDOWN
                          (as a percent of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  COUNTRY BREAKDOWN
(as a percent of net assets)
Banking                                                   10.01%
Cellular Telecom.                                          2.97%
Chemicals                                                  3.64%
Construction                                               9.89%
Consumer                                                   3.90%
Electric                                                  14.69%
Food/Bev/Tobacco                                           7.45%
Forest Prod. & Paper                                       4.31%
Insurance                                                  8.47%
Telecom.                                                  17.24%
Transportation                                             5.19%
Other*                                                    12.24%
*Other includes cash and other assets in excess of
liabilities

   *Other includes cash and other assets in excess of liabilities.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

I mentioned earlier that I chose to capture some of the Fund's profits in the Portuguese banking sector, whose performance in recent months was outstanding. It is important to note here that this decision was strictly made on the basis of the high valuations to which bank stocks have risen. Indeed, the fundamentals for banks remain quite positive: I would be inclined to rebuild the Fund's bank holdings if valuations subside to less elevated levels.

More generally, I continue to concentrate the portfolio in the shares of high-quality, blue-chip companies, in the belief that they are best-positioned to benefit from rising demand for Portuguese stocks by domestic and foreign investors. Should overall valuations become more attractive, however, I am also interested in the so-called "second-line," smaller-capitalization names with good growth potential.

I would now like to more specifically discuss two stocks that are representative of my current strategy.

Portugal's largest non-government financial entity in terms of assets, BANCO COMERCIAL PORTUGUES, S.A. ("BCP") is the country's second-largest lender. BCP is well-diversified, as it also has meaningful presence in insurance, mortgages and investment management. In addition, conservative banking practices and the upcoming sale of a 30% interest in Banco Portugues do Atlantico leave BCP in excellent financial condition and flush with cash.

Within the larger context of the consolidation of Portugal's banking sector, I am confident that BCP will be a survivor. In my mind, then, the major question about BCP will be one of long-term growth strategy (I.E., what to do with all that cash?). There are several possibilities, among them acquisition within Portugal (and there are rumors of a possible merger with BPI-S.G.P.S., S.A.); expansion of overseas banking operations in Poland, Brazil or Spain; or a strengthening of their insurance business elsewhere in Europe.

I have trimmed the Fund's position in BCP to take advantage of strong appreciation, but I will likely buy more when they address their strategy issue more directly.

TELECEL-COMUNICACAOES PESSOAIS, S.A. ("Telecel") is one of Portugal's two providers of mobile phone service (the other being Portugal Telecom's TMN subsidiary). It was launched in 1992 and had its initial public offering in late 1996. San Francisco-based AirTouch Communications, Inc., a major player in mobile telephony both in the U.S. and overseas, holds a controlling 51% equity stake.

I like Telecel for several reasons. For starters, earnings should grow at an average 25% annualized rate for the 1997-2000 period. The Portuguese mobile telephony market has tremendous potential: market penetration is presently only about 17% and is projected to reach as high as 37% by mid-2000, and subscriber growth is explosive and should remain so for some time.

Telecel currently enjoys a healthy 50% market share both in terms of revenues and subscribers. A third competitor, Optimus S.A., is expected to begin operating during the second half of this year. While this is undoubtedly problematic for Telecel, I believe fears of Optimus as a near-term threat are overdone. Consequently, Telecel's operating results may well exceed expectations. Telecel also has first-rate management, U.S.-quality financial reporting and, through the AirTouch connection, important access to deep pockets, operating expertise elsewhere in Europe and strong technological and marketing resources.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

In the space of only a few years, Telecel has gained blue-chip status and better-than-average share liquidity. One final consideration: Telecel is not included in the Fund's Index benchmark, meaning that the Fund's relative performance will be affected positively as a result of appreciation in this stock. As noted previously, this was the case during the first half of the year.

OUTLOOK

My near-term outlook for the Portuguese equity market is mixed. Its considerable positives (I.E., EMU-driven convergence of European interest rates, favorable macroeconomic environment) are offset by its strength and valuations. Banks, for instance, appear very expensive at their current level of four times book value.

That said, I am taking a cautious investment stance and staying with the blue-chip, relatively liquid companies that should fare best during any sort of correction phase. I have also not yet invested the proceeds from my reduction of the portfolio's banking sector holdings, meaning that the Fund's cash position remains somewhat higher than usual. My intention is to use the cash prudently as attractive opportunities arise.

                        PORTUGAL: UNDERVALUED IN EUROPE
            (P/E ratio as multiple of CAGR 1997-2000, as of 7/1/98)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Italy              1.03
Portugal           1.07
France             1.13
Germany            1.27
Belgium            1.42
Netherlands        1.49
Spain              1.76
U.K.               1.99

             SOURCE: BANCO FINANTIA

Looking further ahead, I see much potential for significant appreciation over a multi-year time horizon. As the chart above indicates, the Portuguese market is actually rather undervalued relative to many other major markets when its price/earnings ratio is compared to the projected growth rate for earnings per share over the 1997-2000 period.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I believe it is only a matter of time before a broader spectrum of investors detects this discrepancy and buys Portuguese stocks accordingly. My bullish long-term view is very much intact.

Sincerely yours,

                [SIG]
Richard W. Watt
Chief Investment Officer*

FROM BEA ASSOCIATES:

 I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 17 through 18 of this report.

II. Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at BEA Associates are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA Associates is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    6/30/98   12/31/97
Banking                               10.01      18.50
Cellular Telecommunications            2.97       0.67
Chemicals & Petroleum Products         3.64       2.47
Construction & Public Works            9.89       8.00
Consumer Products                      3.90       0.00
Electric-Integrated                   14.69      24.05
Foodstuffs, Beverages & Tobacco        7.45       7.43
Forest Products & Paper                4.31       3.75
Insurance                              8.47      10.12
Telecommunications                    17.24      28.34
Transportation & Warehousing           5.19       5.28
Other                                  0.00       2.25
Cash & Cash Equivalents               12.24     -10.86

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                                          Sector                    Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Portugal Telecom, S.A.                                                     Telecommunications                17.2
--------------------------------------------------------------------------------------------------------------------------------
       2.  Electricidade de Portugal, S.A.                                            Electric-Integrated               14.7
--------------------------------------------------------------------------------------------------------------------------------
       3.  Semapa-Sociedade de Investimento e Gestao S.G.P.S., S.A.               Construction & Public Works            5.5
--------------------------------------------------------------------------------------------------------------------------------
       4.  Jeronimo Martins, S.G.P.S., S.A.                                     Foodstuffs, Beverages & Tobacco          5.0
--------------------------------------------------------------------------------------------------------------------------------
       5.  Companhia de Seguros Mundial Confianca, S.A.                                    Insurance                     4.4
--------------------------------------------------------------------------------------------------------------------------------
       6.  Companhia de Seguros Tranquilidade                                              Insurance                     4.1
--------------------------------------------------------------------------------------------------------------------------------
       7.  Sonae Investimentos, S.G.P.S., S.A.                                         Consumer Products                 3.9
--------------------------------------------------------------------------------------------------------------------------------
       8.  Corporacao Industrial do Norte, S.A.                                 Chemicals & Petroleum Products           3.6
--------------------------------------------------------------------------------------------------------------------------------
       9.  Banco Espirito Santo e Comercial de Lisboa, S.A.                                 Banking                      3.6
--------------------------------------------------------------------------------------------------------------------------------
      10.  Banco Comercial Portugues, S.A.                                                  Banking                      3.4
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED
 SECURITIES-87.76%
 BANKING-10.01%
Banco Comercial Portugues, S.A.,
 (Registered)...........................         55,700  $  1,583,362
Banco Comercial Portugues, S.A., Series
 A......................................         29,000     3,074,000
Banco Espirito Santo e Comercial de
 Lisboa, S.A. (New)+Section.............         40,235     1,176,890
Banco Espirito Santo e Comercial de
 Lisboa, S.A., (Registered).............        123,800     3,721,845
BPI-S.G.P.S., S.A.......................        125,700     4,061,009
                                                         ------------
                                                           13,617,106
                                                         ------------
 CELLULAR TELECOMMUNICATIONS-2.97%
Telecel-Comunicacaoes Pessoais, S.A.
 ADR....................................         22,730     4,040,665
                                                         ------------
 CHEMICALS & PETROLEUM PRODUCTS-3.64%
Corporacao Industrial do Norte, S.A.,
 (Bearer)...............................         66,680     4,947,417
                                                         ------------
 CONSTRUCTION & PUBLIC WORKS-9.89%
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A....................................        122,271     4,300,784
Mota e Companhia, S.A...................         61,100     1,033,178
Semapa-Sociedade de Investimento e
 Gestao S.G.P.S., S.A...................        296,900     7,482,430
Sociedade de Construcoes Soares da
 Costa, S.A.+...........................         77,100       639,330
                                                         ------------
                                                           13,455,722
                                                         ------------
 CONSUMER PRODUCTS-3.90%
Sonae Investimentos, S.G.P.S., S.A......         97,000     5,303,949
                                                         ------------
 ELECTRIC-INTEGRATED-14.69%
Electricidade de Portugal, S.A..........        858,950    19,989,846
                                                         ------------
 FOODSTUFFS, BEVERAGES & TOBACCO-7.45%
Jeronimo Martins, S.G.P.S., S.A.........        141,746     6,817,258
Sumolis-Companhia Industrial de Frutas e
 Bebidas, S.A...........................        321,346     2,507,927

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 FOODSTUFFS, BEVERAGES & TOBACCO (CONTINUED)
Unicer-Uniao Cervejeira, S.A.
 (Registered)...........................         36,500  $    806,912
                                                         ------------
                                                           10,132,097
                                                         ------------
 FOREST PRODUCTS & PAPER-4.31%
Corticeira Amorim, S.A..................        184,900     3,547,478
Portucel Industrial-Empresa Produtora de
 Celulose, S.A..........................        290,300     2,311,258
                                                         ------------
                                                            5,858,736
                                                         ------------
 INSURANCE-8.47%
Companhia de Seguros Mundial Confianca,
 S.A.+..................................        225,300     5,995,456
Companhia de Seguros Tranquilidade......        204,150     5,532,213
                                                         ------------
                                                           11,527,669
                                                         ------------
 TELECOMMUNICATIONS-17.24%
Portugal Telecom, S.A...................        283,250    15,029,071
Portugal Telecom, S.A. ADR..............        159,061     8,420,292
                                                         ------------
                                                           23,449,363
                                                         ------------
 TRANSPORTATION & WAREHOUSING-5.19%
Barbosa & Almeida-Fabrica de Vidros,
 S.A....................................        202,200     4,443,770
Brisa-Auto Estradas de Portugal, S.A....         61,125     2,617,131
                                                         ------------
                                                            7,060,901
                                                         ------------

TOTAL INVESTMENTS-87.76%
 (Cost $85,045,511) (Notes A,D)........................   119,383,471
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-12.24%....................................    16,650,150
                                                         ------------
NET ASSETS-100.00%.....................................  $136,033,621
                                                         ------------
                                                         ------------
---------------------------------------------------------
+          Security is non-income producing.
Section    New shares are not entitled to dividends until
           approximately 90 days from the date such shares were
           issued.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $85,045,511)
 (Note A)...............................     $119,383,471
Cash (Note A)...........................       17,146,131
Dividends receivable....................           31,689
Prepaid expenses........................           16,586
                                             ------------
Total Assets............................      136,577,877
                                             ------------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......          363,366
  Administration fees (Note B)..........           24,383
  Other accrued expenses................          156,507
                                             ------------
Total Liabilities.......................          544,256
                                             ------------
NET ASSETS (applicable to 5,346,340
 shares of common stock outstanding)
 (Note C)...............................     $136,033,621
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($136,033,621
  DIVIDED BY 5,346,340).................           $25.44
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,346,340 shares issued and outstanding
 (100,000,000 shares authorized)........     $      5,346
Paid-in capital.........................       73,803,536
Undistributed net investment income.....        1,290,244
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       26,596,845
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       34,337,650
                                             ------------
Net assets applicable to shares
 outstanding............................     $136,033,621
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 2,325,211
  Interest..............................         211,018
  Less: Foreign taxes withheld..........        (390,497)
                                             -----------
  Total Investment Income...............       2,145,732
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         764,830
  Custodian fees........................          98,392
  Administration fees (Note B)..........          63,254
  Accounting fees.......................          37,273
  Printing..............................          37,192
  Audit and legal fees..................          34,291
  Directors' fees.......................          14,381
  Transfer agent fees...................          14,157
  NYSE listing fees.....................           8,024
  Insurance.............................           6,894
  Other.................................           6,447
                                             -----------
  Total Expenses........................       1,085,135
  Less: Fee waivers (Note B)............        (103,341)
                                             -----------
  Net Expenses..........................         981,794
                                             -----------
Net Investment Income...................       1,163,938
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      22,725,730
  Foreign currency related
   transactions.........................        (216,349)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........       8,459,833
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      30,969,214
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $32,133,152
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months         For the Year
                                             Ended June 30, 1998            Ended
                                                 (unaudited)          December 31, 1997
                                             ------------------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................        $  1,163,938            $    251,992
  Net realized gain on investments and
   foreign currency related
   transactions.........................          22,509,381              28,138,380
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................           8,459,833               4,435,796
                                             -------------------      -----------------
    Net increase in net assets resulting
     from operations....................          32,133,152              32,826,168
                                             -------------------      -----------------
Dividends and distributions to
 shareholders:
  Net investment income.................                  --                 (53,193)
  Net realized gain on investments......                  --             (21,968,611)
                                             -------------------      -----------------
    Total dividends and distributions to
     shareholders.......................                  --             (22,021,804)
                                             -------------------      -----------------
Capital share transactions (Note C):
  Proceeds from 27,064 shares and 16,731
   shares, respectively, issued in
   reinvestment of dividends............             456,699                 240,506
                                             -------------------      -----------------
    Total increase in net assets........          32,589,851              11,044,870
                                             -------------------      -----------------

 NET ASSETS
Beginning of period.....................         103,443,770              92,398,900
                                             -------------------      -----------------
End of period (including undistributed
 net investment income of $1,290,244 and
 $126,306, respectively)................        $136,033,621            $103,443,770
                                             -------------------      -----------------
                                             -------------------      -----------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                 For the Six
                                    Months
                                    Ended
                                   June 30,                            For the Years Ended December 31,
                                     1998       -------------------------------------------------------------------------------
                                 (unaudited)      1997        1996        1995        1994        1993        1992       1991
                                 ----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period........................    $19.45          $17.43      $13.29      $14.33      $12.52       $8.90     $10.77     $10.96
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Net investment income..........      0.22            0.05        0.11        0.17        0.06        0.07       0.11       0.13
Net realized and unrealized
 gain/ (loss) on investments
 and foreign currency related
 transactions..................      5.77+           6.11+       4.11       (1.03)       1.81        3.55      (1.92)     (0.21)
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Net increase/(decrease) in net
 assets resulting from
 operations....................      5.99            6.16        4.22       (0.86)       1.87        3.62      (1.81)     (0.08)
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Dividends and distributions to
 shareholders:
  Net investment income........        --           (0.01)      (0.08)      (0.15)      (0.06)         --      (0.06)     (0.11)
  In excess of net investment
   income......................        --              --          --          --          --          --         --         --
  Net realized gain on
   investments and foreign
   currency related
   transactions ...............        --           (4.13)         --       (0.03)         --          --         --         --
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Total dividends and
 distributions to
 shareholders..................        --           (4.14)      (0.08)      (0.18)      (0.06)         --      (0.06)     (0.11)
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Net asset value, end of
 period........................    $25.44          $19.45      $17.43      $13.29      $14.33      $12.52      $8.90     $10.77
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Market value, end of period....   $20.125         $15.813     $13.750     $11.125     $13.875     $14.125     $8.000     $9.750
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
Total investment return(a).....     27.27%          43.21%      24.28%     (18.65)%     (1.35)%     76.56%    (17.34)%     6.58%
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------
                                 ------------   ---------   ---------   ---------   ---------   ---------   --------   --------

 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)......................  $136,034        $103,444     $92,399     $70,431     $75,908     $66,351    $47,134    $57,036
Ratio of expenses to average
 net assets, net of fee
 waivers.......................      1.48%(b)        1.56%       1.62%       1.58%       1.41%       1.97%      1.92%      1.96%
Ratio of expenses to average
 net assets, excluding fee
 waivers.......................      1.64%(b)        1.73%       1.81%       1.76%       1.59%       2.00%        --         --
Ratio of net investment income
 to average net assets.........      1.76%(b)        0.23%       0.75%       1.18%       0.43%       0.66%      1.07%      1.20%
Portfolio turnover rate........     22.76%          72.25%      35.94%      35.73%      15.47%      24.47%     39.07%     13.31%


                                                For the Period
                                              November 9, 1989*
                                                   through
                                   1990       December 31, 1989

 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period........................     $13.79             $13.79**
                                 ---------           --------
Net investment income..........       0.16               0.04
Net realized and unrealized
 gain/ (loss) on investments
 and foreign currency related
 transactions..................      (2.87)              0.04
                                 ---------           --------
Net increase/(decrease) in net
 assets resulting from
 operations....................      (2.71)              0.08
                                 ---------           --------
Dividends and distributions to
 shareholders:
  Net investment income........      (0.12)             (0.04)
  In excess of net investment
   income......................         --              (0.04)
  Net realized gain on
   investments and foreign
   currency related
   transactions ...............         --                 --
                                 ---------           --------
Total dividends and
 distributions to
 shareholders..................      (0.12)             (0.08)
                                 ---------           --------
Net asset value, end of
 period........................     $10.96             $13.79
                                 ---------           --------
                                 ---------           --------
Market value, end of period....     $9.250            $17.000
                                 ---------           --------
                                 ---------           --------
Total investment return(a).....     (44.91)%            22.49%
                                 ---------           --------
                                 ---------           --------
 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)......................    $58,084            $73.023
Ratio of expenses to average
 net assets, net of fee
 waivers.......................       2.04%              2.26%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers.......................         --                 --
Ratio of net investment income
 to average net assets.........       1.38%              2.03%(b)
Portfolio turnover rate........      10.09%                --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Includes a $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded and/or non-readily marketable securities. At June 30, 1998, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1998, the interest rate was 5.25% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On August 12, 1998, a dividend in the aggregate amount of $4,223,609 equal to $0.79 per share was declared. The dividend was comprised entirely of ordinary income. The dividend is payable on September 25, 1998 to shareholders of record as of September 11, 1998.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the six months ended June 30, 1998, BEA earned $764,830 for advisory services, of which BEA waived $103,341. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1998, BEA was reimbursed $3,720 for administrative services rendered to the Fund.
Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the six months ended June 30, 1998, BSFM earned $59,534 for administrative services.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,346,340 shares outstanding at June 30, 1998, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $85,156,523. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $34,226,948 was composed of gross appreciation of $35,302,245 for those investments having an excess of value over cost and gross depreciation of $1,075,297 for those investments having an excess of cost over value.

For the six months ended June 30, 1998, purchases and sales of securities, other than short-term investments, were $28,161,755 and $54,631,403, respectively.

 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended June 30, 1998.

 NOTE F.EUROPEAN ECONOMIC AND
        MONETARY UNION (EMU)

Certain European countries have agreed to enter into EMU, in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "Euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the Euro, certain securities (beginning with government and corporate bonds) will be redenominated in the Euro, and thereafter, will be listed, trade and make dividend and other payments only in Euros.

    -- If the Euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility, and other disruptions of the markets could occur.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    -- Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example if securities redenominated in Euros are transferred back into that country's national currency.

    -- Gains or losses resulting from the Euro conversion may be taxable to Fund shareholders under foreign tax laws.

    -- Computer, accounting, and trading systems must be capable of recognizing the Euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the investment adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to Euro conversion over the first weekend of 1999 (January 1, through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well.

This is not expected to effect the Fund's investment value in U.S. dollar terms, since the Euro will be converted into the dollar in the same way that Portuguese escudos and other European currencies are currently converted at the prevailing exchange rates.

Assuming the implementation of EMU and the Euro proceeds accordingly, the national currencies of participating countries will cease to exist and all accounting will be in Euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, it is not expected that pricing in Euros will have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the Fund, but are not anticipated at this time.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                          FOR      WITHHELD   NON-VOTES
-------------------------------------------------------------------------------------  ----------  ---------  ----------
William W. Priest, Jr.                                                                  3,656,980    234,055   1,455,305
Martin M. Torino                                                                        3,657,704    233,331   1,455,305

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Jonathan W. Lubell and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

   FOR       AGAINST    ABSTAIN   NON-VOTES
----------  ---------  ---------  ----------
3,348,140      21,043    521,852   1,455,305

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Portugal Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if

--------------------------------------------------------------------------------
the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to BankBoston, N.A., Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   18

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Portuguese securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1998, BEA managed approximately $35.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Portugal Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                           BEA ADVISOR FUNDS
SINGLE COUNTRY                                             OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                      BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                  BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                          BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                              BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME                                               For shareholder information or a copy of
BEA Income Fund, Inc. (FBF)                                a prospectus for any of the open- end
BEA Strategic Global Income Fund, Inc. (FBI)               mutual funds, please call,
                                                           1-800-401-2230.

For closed-end fund information
please call, 1-800-293-1232.                               Visit our website on the Internet:
                                                           http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jonathan W. Lubell              Director
Martin M. Torino                Director
William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Jane L. Caron                   Investment Officer
Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

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